Federated Mortgage Fund

A Portfolio of Federated Total Return Series, Inc.

INSTITUTIONAL SHARES (TICKER FGFIX)
INSTITUTIONAL SERVICE SHARES (TICKER FGFSX)

SUPPLEMENT TO SUMMARY PROSPECTUSES DATED November 31, 2010

1. Under the heading entitled “What are the Fund's Main Investment Strategies?” please delete the first paragraph and replace it with the following:

“The Fund seeks total return, which is defined as income plus capital appreciation. Under normal market conditions, the Fund invests primarily in mortgage-backed securities (MBS) and seeks to provide returns consistent with investments in the market for U.S. home mortgages. The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. The Fund may invest up to 15% of its assets in noninvestment-grade MBS, including those backed by so-called “sub-prime” mortgages. The Fund also may invest in U.S. government securities and certain derivative instruments.”

2. Under the heading entitled “What are the Main Risks of Investing in the Fund?” please delete the current “Credit Risks” and replace it with the following:

“Credit Risks. It is possible that borrowers will fail to pay interest and principal on the mortgages that back the non-agency MBS and noninvestment-grade MBS in which the Fund invests. This failure could, in return, result in the Fund losing money on these investments.”

August 15, 2011

Federated Mortgage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450924 (8/11)